    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 5, 2001



                                                      REGISTRATION NO. 333-69808


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 1


                                       TO

                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              EXABYTE CORPORATION
             (Exact name of Registrant as specified in its charter)

           DELAWARE                          3573                         84-0988566
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                                1685 38th Street
                            Boulder, Colorado 80301
                                 (303) 442-4333
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                             Stephen F. Smith, Esq.
     Vice President, Chief Financial Officer, General Counsel and Secretary
                                1685 38th Street
                            Boulder, Colorado 80301
                                 (303) 442-4333
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                Mark R. Levy                                James L. Palenchar
                 Nina Lopez                        Bartlit Beck Herman Palenchar & Scott
             Holland & Hart LLP                       1899 Wynkoop Street, Suite 800
         555 17th Street, Suite 3200                         Denver, CO 80202
              Denver, CO 80202                                (303) 592-3100
               (303) 295-8000

Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective and certain other conditions under the Merger Agreement are met or waived.

If the securities being registered on this form are been offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE



This Amendment No. 1 to Registration Statement on Form S-4 (File No. 333-69808) of Exabyte Corporation is filed solely to file copies of certain exhibits listed in Part II hereto.

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS


ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


     (a) Exhibit Index


EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
       2.1       Agreement and Plan of Merger among Exabyte Corporation,
                 Bronco Acquisition, Inc., Ecrix Corporation, Certain
                 Lenders, and Certain Investors, Dated as of August 22, 2001
                 (13)
       3.1       Restated Certificate of Incorporation of Exabyte. (1)
       3.2       Certificate of Designation of Series G Convertible Preferred
                 Stock. (12)
       3.3       By-laws of Exabyte, as amended (2)
       3.4       Amendment Number 1 to Amended By-laws (12)
       3.5       Form of Certificate of Designation of Series H Convertible
                 Preferred Stock
       4.1       Article 4 of the Restated Certificate of Incorporation
                 (included in Exhibit 3.1)
       4.2       Article 1 of the By-laws of Exabyte, as amended (included in
                 Exhibit 3.3)
       4.3       Specimen stock certificate of Exabyte (13)
       4.4       Form of Right Certificate (9)
         5       Opinion of Holland & Hart LLP re legality of securities
                 being registered (13)
    **10.1       Incentive Stock Plan, as amended and restated on January 16,
                 1997 (5)
    **10.2       Form of Stock Option Agreement used in connection with the
                 Incentive Stock Plan (8)
    **10.3       1990 Employee Stock Purchase Plan (4)
    **10.4       Employee Stock Purchase Plan Offering used in connection
                 with the 1990 Employee Stock Purchase Plan (3)
    **10.5       Form of participation agreement used in connection with the
                 1990 Employee Stock Purchase Plan (3)
    **10.6       1997 Non-officer Stock Option Plan, as amended and restated
                 on January 19, 2001 (10)
    **10.7       Form of Stock Option Agreement used in connection with the
                 1997 Non-Officer Stock Option Plan (7)
    **10.8       Form of Indemnification Agreement entered into by Exabyte
                 with each director and executive officer of Exabyte (12)
    **10.9       2001 Officer Bonus Plan (12)
     10.10       Rights Agreement, dated January 24, 1991, between Exabyte
                 and The First National Bank of Boston, as Rights Agent (9)
     10.11       Amendment to the Rights Agreement, dated August 4, 1995,
                 between Exabyte and The First National Bank of Boston as
                 Rights Agent (9)
     10.12       Second Amendment to the Rights Agreement, dated February 1,
                 2001, between Exabyte and Fleet National Bank N.A. (f/k/a
                 The First National Bank of Boston), as Rights Agent (9)
     10.13       Third Amendment to the Rights Agreement, dated August 22,
                 2001, between Exabyte and Fleet National Bank (f/k/a The
                 First National Bank of Boston), as Rights Agent (13)

EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
    *10.14       Development Agreement, dated March 1, 2001, among Hitachi
                 Digital Media Products Division of Hitachi, Ltd. and Exabyte
                 Corporation (12)
    *10.15       Manufacturing and Purchase Agreement, dated March 1, 2001, among Nihon Exabyte Corporation and Exabyte Corporation (12)
     10.16       8mm Mechanical Components Purchase Agreement, dated December
                 11, 1996, among Hitachi Ltd. Electronic Sales Office,
                 Exabyte Corporation and Nihon Exabyte Corporation. (6)
     10.17       Loan and Security Agreement, dated as of May 16, 2000 ("Line of Credit"), between Exabyte and Congress Financial
                 Corporation (Southwest), a subsidiary of First Union
                 National Bank ("Congress Financial") (11)
     10.18       First Amendment to Loan and Security Agreement between
                 Exabyte and Congress Financial, dated as of September 29,
                 2000 (13)
     10.19       Second Amendment to Loan and Security Agreement between
                 Exabyte and Congress Financial dated as of February 7, 2001
                 (12)
     10.20       Third Amendment to Loan and Security Agreement, Waiver and
                 Consent, between Exabyte and Congress Financial dated August
                 22, 2001 (13)
     10.21       Loan and Security Agreement between Exabyte and certain
                 lenders, dated August 22, 2001 (13)
     10.22       Form of Notes
     10.23       Subordination and Intercreditor Agreement between Exabyte,
                 Congress Financial, and other investors, dated August 22,
                 2001 (13)
     10.24       Exabyte Purchase Agreement between the Company and Singapore
                 Shinei Sangyo PTE, Ltd., dated February 3, 1999 (13)
     10.25       Amendment #A01 to Purchase Agreement between the Company and
                 Singapore Shinei Sangyo, dated January 24, 2001 (13)
     10.26       Supplier Managed Inventory Agreement between the Company and
                 Singapore Shinei Sangyo, dated January 24, 2001 (13)
     10.27       Letter Agreement, dated as of September 20, 2001, among the
                 Company and Juan A. Rodriguez regarding investment in the
                 Company's Series H Convertible Preferred Stock (13)
   **10.28       Form of Severance Agreement entered into among the Company and its executive officers (13)
    *10.29       Joint Development Agreement between Aiwa Co. Ltd. ("Aiwa")
                 and Ecrix Corporation ("Ecrix") dated December 4, 1997
    *10.30       Manufacturing & Supply Agreement between Aiwa and Ecrix,
                 dated March 31, 1999
    *10.31       Letter Agreement regarding Defiant Chips between Aiwa and
                 Ecrix, dated September 21, 2000
    *10.32       Memorandum of Understanding between Aiwa and Ecrix, dated
                 August 9, 2001
     10.33       Lease Agreement between Industrial Housing Company LLC and
                 Ecrix, dated December 14, 1998, as amended
     10.34       Lease Agreement between Cottonwood Farms Ltd. and Ecrix,
                 dated September 7, 1999, as amended
     10.35       Lease between Boulder Walnut LLC and Exabyte Corporation,
                 dated October 1, 1999
     10.36       Lease between Eastpark Associates, Ltd. and Exabyte
                 Corporation, dated May 8, 1992
     10.37       Lease between Boulder 38(th) LLC and Exabyte Corporation,
                 dated October 1, 1999

EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
     10.38       Lease Agreement between Eastpark Technology Center, Ltd. and
                 Exabyte Corporation, dated December 9, 1991
    *10.39       Aiwa's Response between Aiwa and Ecrix, dated December 9,
                 1998
     10.40       Clarification of Aiwa's Response between Aiwa and Ecrix,
                 dated December 28, 1998
     10.41       Letter Agreement regarding Modification of Defiant Chips
                 between Aiwa and Ecrix, dated September 21, 2000
    *10.42       Aiwa-Ecrix Summary of Agreed Points between Aiwa and Ecrix, dated December 20, 2000
     10.43       Amendment to Lease between Cottonwood Land and Farms, Ltd.
                 and Ecrix Corporation, dated April 15, 2000
     10.44       Form of Registration Rights Agreement among the Company and holders of Series H Convertible Preferred Stock
      21.1       List of Subsidiaries (13)
      23.1       Consent of PricewaterhouseCoopers LLP for Exabyte (13)
      23.2       Consent of Holland & Hart LLP (contained in Exhibit 5)
      23.3       Consent of Broadview International, LLC (13)
      23.4       Consent of The Wallach Company/McDonald Investments, Inc.
                 (13)
      23.5       Consent of PricewaterhouseCoopers LLP (13)
      24.1       Power of Attorney (13)
      99.1       Consent of Juan A. Rodriguez (13)
      99.2       Consent of G. Jackson Tankersley, Jr. (13)
      99.3       Consent of William J. Almon, Sr. (13)
      99.4       Form of Proxy Card (13)


---------------

  * Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment thereof by the Company.

  ** Indicates management contracts or compensation plans or arrangements filed pursuant to Item 601(b)(10) of Regulation S-K.

 (1) Filed as an Exhibit to the Company's Registration Statement on Form S-1 (Registration No. 33-30941) filed with the Securities and Exchange Commission (the "SEC") on September 8, 1989 or Amendments Nos. 1 and 2 thereto (filed on October 12, 1989 and October 16, 1989 respectively), and incorporated herein by reference.

 (2) Filed as an Exhibit to the Company's Annual Report on Form 10-K, filed with SEC on March 17, 1995 and amended on March 24, 1995, and incorporated herein by reference.

 (3) Filed as an Exhibit to the Company's Registration Statement on Form S-8 (Registration No. 33-33414), as filed with the SEC on February 9, 1990 and incorporated herein by reference.

 (4) Filed as an Exhibit to the Company's Report on Form S-8 (Registration No. 333-09279), as filed with the SEC on July 31, 1996 and incorporated herein by reference.

 (5) Filed as an Exhibit to the Company's Quarterly Report on Form 10-Q, filed with the SEC on November 12, 1997 and incorporated herein by reference.

 (6) Filed as an Exhibit to the Company's Annual Report on Form 10-K, filed with the SEC on March 20, 1997, and incorporated herein by reference.

 (7) Filed as an Exhibit to the Company's Report on Form S-8 (Registration No. 333-31384), as filed with the SEC on March 1, 2000 and incorporated herein by reference.

 (8) Filed as an Exhibit to the Company's Annual Report on Form 10-K, filed with the SEC on March 25, 1998, and incorporated herein by reference.

 (9) Filed as an Exhibit to Amendment Number 2 to the Company's Form 8A, filed as of February 15, 2001 and incorporated herein by reference.

(10) Filed as an Exhibit to the Company's Report on Form S-8 (Registration No. 333-67464), filed with the SEC on August 14, 2001 and incorporated herein by reference.

(11) Filed as an Exhibit to the Company's Quarterly Report on Form 10-Q, filed with the SEC on May 16, 2000 and incorporated herein by reference.

(12) Filed as an Exhibit to the Company's Annual Report on Form 10-K, filed with the SEC on April 27, 2001 and incorporated herein by reference.


(13) Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boulder, State of Colorado, on this 5th day of October, 2001.


                                            EXABYTE CORPORATION

                                    By:        /s/ Stephen F. Smith
                                            ------------------------------------
                                    Name:    Stephen F. Smith
                                    Title:      Vice President, Chief Financial
                                                Officer, General Counsel &
                                                Secretary (Principal Financial
                                                and Accounting Officer)

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                      SIGNATURE                                    TITLE                     DATE
/s/ William L. Marriner                                Chairman, President and Chief    October 5, 2001
-----------------------------------------------------  Executive Officer (Principal
William L. Marriner                                    Executive Officer)

/s/ Stephen F. Smith                                   Vice President, Chief            October 5, 2001
-----------------------------------------------------  Financial Officer, General
Stephen F. Smith                                       Counsel

*                                                      Director                         October 5, 2001
-----------------------------------------------------
Peter D. Behrendt

*                                                      Director                         October 5, 2001
-----------------------------------------------------
Stephen C. Johnson

*                                                      Director                         October 5, 2001
-----------------------------------------------------
A. Laurence Jones

*                                                      Director                         October 5, 2001
-----------------------------------------------------
Thomas E. Pardun

                                                       Director                         October 5, 2001
-----------------------------------------------------
Ralph Z. Sorenson

*By /s/ William L. Marriner
-----------------------------------------------------
By Power of Attorney

                               INDEX TO EXHIBITS


EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
       2.1       Agreement and Plan of Merger among Exabyte Corporation,
                 Bronco Acquisition, Inc., Ecrix Corporation, Certain
                 Lenders, and Certain Investors, Dated as of August 22, 2001
                 (13)
       3.1       Restated Certificate of Incorporation of Exabyte. (1)
       3.2       Certificate of Designation of Series G Convertible Preferred
                 Stock. (12)
       3.3       By-laws of Exabyte, as amended (2)
       3.4       Amendment Number 1 to Amended By-laws (12)
       3.5       Form of Certificate of Designation of Series H Convertible
                 Preferred Stock
       4.1       Article 4 of the Restated Certificate of Incorporation
                 (included in Exhibit 3.1)
       4.2       Article 1 of the By-laws of Exabyte, as amended (included in
                 Exhibit 3.3)
       4.3       Specimen stock certificate of Exabyte (13)
       4.4       Form of Right Certificate (9)
         5       Opinion of Holland & Hart LLP re legality of securities
                 being registered (13)
    **10.1       Incentive Stock Plan, as amended and restated on January 16,
                 1997 (5)
    **10.2       Form of Stock Option Agreement used in connection with the
                 Incentive Stock Plan (8)
    **10.3       1990 Employee Stock Purchase Plan (4)
    **10.4       Employee Stock Purchase Plan Offering used in connection
                 with the 1990 Employee Stock Purchase Plan (3)
    **10.5       Form of participation agreement used in connection with the
                 1990 Employee Stock Purchase Plan (3)
    **10.6       1997 Non-officer Stock Option Plan, as amended and restated
                 on January 19, 2001 (10)
    **10.7       Form of Stock Option Agreement used in connection with the
                 1997 Non-Officer Stock Option Plan (7)
    **10.8       Form of Indemnification Agreement entered into by Exabyte
                 with each director and executive officer of Exabyte (12)
    **10.9       2001 Officer Bonus Plan (12)
     10.10       Rights Agreement, dated January 24, 1991, between Exabyte
                 and The First National Bank of Boston, as Rights Agent (9)
     10.11       Amendment to the Rights Agreement, dated August 4, 1995,
                 between Exabyte and The First National Bank of Boston as
                 Rights Agent (9)
     10.12       Second Amendment to the Rights Agreement, dated February 1,
                 2001, between Exabyte and Fleet National Bank N.A. (f/k/a
                 The First National Bank of Boston), as Rights Agent (9)
     10.13       Third Amendment to the Rights Agreement, dated August 22,
                 2001, between Exabyte and Fleet National Bank (f/k/a The
                 First National Bank of Boston), as Rights Agent (13)
    *10.14       Development Agreement, dated March 1, 2001, among Hitachi
                 Digital Media Products Division of Hitachi, Ltd. and Exabyte
                 Corporation (12)
    *10.15       Manufacturing and Purchase Agreement, dated March 1, 2001, among Nihon Exabyte Corporation and Exabyte Corporation (12)
     10.16       8mm Mechanical Components Purchase Agreement, dated December
                 11, 1996, among Hitachi Ltd. Electronic Sales Office,
                 Exabyte Corporation and Nihon Exabyte Corporation. (6)

EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
     10.17       Loan and Security Agreement, dated as of May 16, 2000 ("Line of Credit"), between Exabyte and Congress Financial
                 Corporation (Southwest), a subsidiary of First Union
                 National Bank ("Congress Financial") (11)
     10.18       First Amendment to Loan and Security Agreement between
                 Exabyte and Congress Financial, dated as of September 29,
                 2000 (13)
     10.19       Second Amendment to Loan and Security Agreement between
                 Exabyte and Congress Financial dated as of February 7, 2001
                 (12)
     10.20       Third Amendment to Loan and Security Agreement, Waiver and
                 Consent, between Exabyte and Congress Financial dated August
                 22, 2001 (13)
     10.21       Loan and Security Agreement between Exabyte and certain
                 lenders, dated August 22, 2001 (13)
     10.22       Form of Notes
     10.23       Subordination and Intercreditor Agreement between Exabyte,
                 Congress Financial, and other investors, dated August 22,
                 2001 (13)
     10.24       Exabyte Purchase Agreement between the Company and Singapore
                 Shinei Sangyo PTE, Ltd., dated February 3, 1999 (13)
     10.25       Amendment #A01 to Purchase Agreement between the Company and
                 Singapore Shinei Sangyo, dated January 24, 2001 (13)
     10.26       Supplier Managed Inventory Agreement between the Company and
                 Singapore Shinei Sangyo, dated January 24, 2001 (13)
     10.27       Letter Agreement, dated as of September 20, 2001, among the
                 Company and Juan A. Rodriguez regarding investment in the
                 Company's Series H Convertible Preferred Stock (13)
   **10.28       Form of Severance Agreement entered into among the Company and its executive officers (13)
    *10.29       Joint Development Agreement between Aiwa Co. Ltd. ("Aiwa")
                 and Ecrix Corporation ("Ecrix") dated December 4, 1997
    *10.30       Manufacturing & Supply Agreement between Aiwa and Ecrix,
                 dated March 31, 1999
    *10.31       Letter Agreement regarding Defiant Chips between Aiwa and
                 Ecrix, dated September 21, 2000
    *10.32       Memorandum of Understanding between Aiwa and Ecrix, dated
                 August 9, 2001
     10.33       Lease Agreement between Industrial Housing Company LLC and
                 Ecrix, dated December 14, 1998, as amended
     10.34       Lease Agreement between Cottonwood Farms Ltd. and Ecrix,
                 dated September 7, 1999, as amended
     10.35       Lease between Boulder Walnut LLC and Exabyte Corporation,
                 dated October 1, 1999
     10.36       Lease between Eastpark Associates, Ltd. and Exabyte
                 Corporation, dated May 8, 1992
     10.37       Lease between Boulder 38(th) LLC and Exabyte Corporation,
                 dated October 1, 1999
     10.38       Lease Agreement between Eastpark Technology Center, Ltd. and
                 Exabyte Corporation, dated December 9, 1991
    *10.39       Aiwa's Response between Aiwa and Ecrix, dated December 9,
                 1998
     10.40       Clarification of Aiwa's Response between Aiwa and Ecrix,
                 dated December 28, 1998
     10.41       Letter Agreement regarding Modification of Defiant Chips
                 between Aiwa and Ecrix, dated September 21, 2000
    *10.42       Aiwa-Ecrix Summary of Agreed Points between Aiwa and Ecrix, dated December 20, 2000
     10.43       Amendment to Lease between Cottonwood Land and Farms, Ltd.
                 and Ecrix Corporation, dated April 15, 2000

EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
     10.44       Form of Registration Rights Agreement among the Company and holders of Series H Convertible Preferred Stock
      21.1       List of Subsidiaries (13)
      23.1       Consent of PricewaterhouseCoopers LLP for Exabyte (13)
      23.2       Consent of Holland & Hart LLP (contained in Exhibit 5)
      23.3       Consent of Broadview International, LLC (13)
      23.4       Consent of The Wallach Company/McDonald Investments, Inc.
                 (13)
      23.5       Consent of PricewaterhouseCoopers LLP (13)
      24.1       Power of Attorney (13)
      99.1       Consent of Juan A. Rodriguez (13)
      99.2       Consent of G. Jackson Tankersley, Jr. (13)
      99.3       Consent of William J. Almon, Sr. (13)
      99.4       Form of Proxy Card (13)


---------------

  * Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment thereof by the Company.

  ** Indicates management contracts or compensation plans or arrangements filed pursuant to Item 601(b)(10) of Regulation S-K.

 (1) Filed as an Exhibit to the Company's Registration Statement on Form S-1 (Registration No. 33-30941) filed with the Securities and Exchange Commission (the "SEC") on September 8, 1989 or Amendments Nos. 1 and 2 thereto (filed on October 12, 1989 and October 16, 1989 respectively), and incorporated herein by reference.

 (2) Filed as an Exhibit to the Company's Annual Report on Form 10-K, filed with SEC on March 17, 1995 and amended on March 24, 1995, and incorporated herein by reference.

 (3) Filed as an Exhibit to the Company's Registration Statement on Form S-8 (Registration No. 33-33414), as filed with the SEC on February 9, 1990 and incorporated herein by reference.

 (4) Filed as an Exhibit to the Company's Report on Form S-8 (Registration No. 333-09279), as filed with the SEC on July 31, 1996 and incorporated herein by reference.

 (5) Filed as an Exhibit to the Company's Quarterly Report on Form 10-Q, filed with the SEC on November 12, 1997 and incorporated herein by reference.

 (6) Filed as an Exhibit to the Company's Annual Report on Form 10-K, filed with the SEC on March 20, 1997, and incorporated herein by reference.

 (7) Filed as an Exhibit to the Company's Report on Form S-8 (Registration No. 333-31384), as filed with the SEC on March 1, 2000 and incorporated herein by reference.

 (8) Filed as an Exhibit to the Company's Annual Report on Form 10-K, filed with the SEC on March 25, 1998, and incorporated herein by reference.

 (9) Filed as an Exhibit to Amendment Number 2 to the Company's Form 8A, filed as of February 15, 2001 and incorporated herein by reference.

(10) Filed as an Exhibit to the Company's Report on Form S-8 (Registration No. 333-67464), filed with the SEC on August 14, 2001 and incorporated herein by reference.

(11) Filed as an Exhibit to the Company's Quarterly Report on Form 10-Q, filed with the SEC on May 16, 2000 and incorporated herein by reference.

(12) Filed as an Exhibit to the Company's Annual Report on Form 10-K, filed with the SEC on April 27, 2001 and incorporated herein by reference.


(13) Previously filed.